Exhibit 10.13

SIXTH AMENDMENT TO CREDIT AGREEMENT

SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”), dated as of February 7, 2007, among GENCO SHIPPING & TRADING LIMITED, a corporation organized under the laws of the Republic of Marshall Islands (the “Borrower”), the lenders party hereto (each, a “Lender” and, collectively, the “Lenders”), and DnB NOR BANK ASA, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto, DnB NOR Bank ASA, New York Branch, Nordea Bank Finland plc, New York Branch and Citigroup Global Markets Limited, as Joint Lead Arrangers (in such capacity, the “Lead Arrangers”), Nordea Bank Finland plc, New York Branch and Citigroup Global Markets Limited, as Joint Book Runners (in such capacity, the “Joint Book Runners”), and the Administrative Agent are parties to a Credit Agreement, dated as of July 15, 2005 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Sixth Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement, in each case as herein provided;

NOW, THEREFORE, it is agreed:

I.  Amendments to Credit Agreement.

1.  Section 1 of the Credit Agreement is hereby amended by inserting the following new Section 1.13:

“1.13 Incremental Commitments. (a)  So long as the Incremental Commitment Request Requirements are satisfied at the time of the delivery of the request, the Borrower shall have the right, with the consent of, and in coordination with, the Administrative Agent, but without requiring the consent of any of the Lenders (save as provided in Section 1.13(b) below), to request at any time and from time to time after the Closing Date and prior to the date as of the Total Commitments have been terminated, that one or more Lenders (and/or one or more other banks or financial institutions which are Eligible Transferees and are acceptable to each of the Administrative Agent and the Borrower and which will become Lenders as provided below) provide Incremental Commitments and, subject to the applicable terms and conditions contained in this Agreement, make Loans pursuant thereto; it being understood and agreed, however, that (i) no Lender shall be obligated to provide an Incremental Commitment as a result of any such request by the Borrower, and until such time, if any, as such Lender has agreed in its sole discretion to provide an Incremental Commitment and executed and delivered to the

 Administrative Agent an Incremental Commitment Agreement in respect thereof as provided in Section 1.13(b), such Lender shall not be obligated to fund any Loans in excess of its Commitment as in effect prior to giving effect to such Incremental Commitment provided pursuant to Section 1.13(b) below, (ii) any Lender (including any Eligible Transferee who will become a Lender) may so provide an Incremental Commitment without the consent of any other Lender, (iii) each provision of Incremental Commitments on a given date pursuant to Section 1.13(b) below shall be in a minimum aggregate amount (for all Lenders (including any Eligible Transferee who will become a Lender)) of at least $25,000,000 and in integral multiples of $25,000,000 in excess thereof, (iv) the aggregate amount of all Incremental Commitments provided pursuant to Section 1.13(b) below, shall not exceed $100,000,000 and (v) all Loans made and Letters of Credit issued pursuant to Incremental Commitments (and all interest, fees and other amounts payable thereon) shall be Obligations under this Agreement and the other applicable Credit Documents.

(b)  At the time of the provision of Incremental Commitments pursuant to this Section 1.13, the Borrower, the Administrative Agent and each such Lender or other Eligible Transferee which agrees to provide an Incremental Commitment (each, an “Incremental Lender”) shall execute and deliver to the Administrative Agent an Incremental Commitment Agreement, with the effectiveness of such Incremental Lender’s Incremental Commitment to occur on the date (the “Incremental Loan Commitment Date”) set forth in such Incremental Commitment Agreement, which date in any event shall be no earlier than the date on which (w) all fees required to be paid in connection therewith at the time of such effectiveness shall have been paid (including, without limitation, any agreed upon up-front or arrangement fees owing to the Administrative Agent (or any affiliate thereof)), (x) all Incremental Loan Commitment Requirements are satisfied, (y) all other conditions set forth in this Section 1.13(b) shall have been satisfied, and (z) all other conditions precedent that may be set forth in such Incremental Commitment Agreement shall have been satisfied. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Commitment Agreement, and at such time, (i) the Commitments under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Incremental Commitments, (ii) Schedule I shall be deemed modified to reflect the revised Commitments of the affected Lenders and (iii) to the extent requested by any Incremental Lender, Notes will be issued, at the Borrower’s expense, to such Incremental Lender.

(c)  At the time of any provision of Incremental Commitments pursuant to this Section 1.13, the Borrower shall, in coordination with the Administrative Agent, repay outstanding Loans of certain of the Lenders, and incur additional Loans from certain other Lenders (including the Incremental Lenders), in each case to the extent necessary so that all of the Lenders participate in each outstanding Borrowing of Loans pro rata on the basis of their respective Commitments (after giving effect to any increase in the Commitments pursuant to this Section 1.13 above) and with the Borrower being obligated to pay to the respective Lenders any costs of the type referred to in Section 1.09 herein in connection with any such repayment and/or Loans.”.

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2.  The definition of “Commitment” appearing in Section 11.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule I hereto as same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03, 4.02 and/or 10, (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.12 or 13.04 or (z) modified to reflect the revised Commitments of the affected Lenders as a result of Incremental Commitments pursuant to Section 1.13.

3.   Section 11.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

“Incremental Commitment” shall mean, for any Lender, any commitment by such Lender pursuant to Section 1.13, as agreed to by such Lender in the respective Incremental Commitment Agreement; it being understood, however, that on each date upon which an Incremental Commitment of any Lender becomes effective, such Incremental Commitment of such Lender shall be added to (and thereafter become a part of) the Commitment of such Lender for all purposes of this Agreement as contemplated by Section 1.13.

“Incremental Commitment Agreement” shall mean an agreement substantially in the form of Exhibit N executed pursuant to Section 1.13.

“Incremental Commitment Request Requirements” shall mean, with respect to any request for an Incremental Commitment made pursuant to Section 1.13, the satisfaction of each of the following conditions on the date of such request: (i) no Default or Event of Default then exists or would result therefrom and (ii) all of the representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

“Incremental Lender” shall have the meaning assigned to that term in Section 1.13(b).

“Incremental Loan Commitment Date” shall have the meaning provided in Section 1.13(b).

“Incremental Loan Commitment Requirements” shall mean, with respect to any provision of an Incremental Commitment on a given Incremental Loan Commitment Date (as defined in Section 1.13(b)), the satisfaction of each of the following conditions on or prior to the effective date of the respective Incremental Loan Commitment Agreement: (i) no Default or Event of Default then exists or would result therefrom, (ii) all of the representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (iii) the delivery by the

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Borrower to the Administrative Agent of an officer’s certificate executed by an Authorized Officer of the Borrower and certifying as to compliance with preceding clauses (i) and (ii), (iv) the delivery by the Borrower to the Administrative Agent of opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Borrower and dated such date, covering such of the matters set forth in the opinions of counsel delivered to the Administrative Agent on the Initial Borrowing Date pursuant to Section 5.03 as may be reasonably requested by the Administrative Agent, and such other matters incident to the transactions contemplated thereby as the Administrative Agent may reasonably request, (v) the delivery by the Borrower to the Administrative Agent of such other officers’ certificates and evidence of good standing as the Administrative Agent shall reasonably request and (vi) the completion by the Borrower of such other actions as the Administrative Agent may reasonably request in connection with such Incremental Commitment.

“Sixth Amendment” means the Sixth Amendment to this Credit Agreement, dated as of February 7, 2007.

“Sixth Amendment Effective Date” has the meaning provided in the Sixth Amendment.

4. The Credit Agreement is hereby amended by adding Exhibit N attached hereto as an exhibit thereto.

II. Miscellaneous Provisions.

1.  In order to induce the Lenders to enter into this Sixth Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Sixth Amendment Effective Date (as defined herein) both before and after giving effect to this Sixth Amendment and (ii) all of the representations and warranties contained in the Credit Agree-ment or the other Credit Documents are true and correct in all material respects on the Sixth Amendment Effective Date both before after giving effect to this Sixth Amendment, with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.  This Sixth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.  This Sixth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.  THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN

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ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.  This Sixth Amendment shall become effective on the date (the “Sixth Amendment Effective Date”) when the Borrower, and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: Yanni Guo (facsimile number: 212-354-8113 / email: yguo@whitecase.com).

6.  From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Sixth Amendment as of the date first above written.

            GENCO SHIPPING & TRADING LIMITED

            By: /s/ John Wobensmith
            Name: John Wobensmith
            Title: CFO

            DnB NOR BANK ASA, NEW YORK BRANCH,
            Individually and as Administrative
            Agent

            By:__________________________________
            Name:
            Title:

            By:__________________________________
            Name:
            Title:

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Sixth Amendment as of the date first above written.

            GENCO SHIPPING & TRADING LIMITED

            By:__________________________________
            Name:
            Title:

            DnB NOR BANK ASA, NEW YORK BRANCH,
            Individually and as Administrative
            Agent

            By: /s/ Nikolai A. Nachamkin
            Name: Nikolai A. Nachamkin
            Title:   Senior Vice President

            By: /s/ Cathleen Buckley
            Name: Cathleen Buckley
            Title:   Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF FEBRUARY 7, 2007, AMONG GENCO SHIPPING & TRADING LIMITED, VARIOUS FINANCIAL INSTITUTIONS AND DNB NOR BANK ASA, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Nordea Bank Norge ASA, Grand Cayman Branch

                   By: /s/ Anne Engen
                   Name: Anne Engen
                   Title: Vice President

                                            By: /s/ Colleen Durkin
            Name: Colleen Durkin
            Title:   Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF FEBRUARY __, 2007, AMONG GENCO SHIPPING & TRADING LIMITED, VARIOUS FINANCIAL INSTITUTIONS AND DNB NOR BANK ASA, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

                THE ROYAL BANK OF SCOLAND plc

                   By: /s/ Adrian Meadows
                   Name: Adrian Meadows
                   Title: Director, Ship Finance Portfolio Management

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF FEBRUARY 7, 2007, AMONG GENCO SHIPPING & TRADING LIMITED, VARIOUS FINANCIAL INSTITUTIONS AND DNB NOR BANK ASA, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

                  SKANDINAVISKA ENSKILDA BANKEN A.B.

                   By: /s/ J. Pratt
                   Name: J. Pratt
                   Title: Chief Executive

                                          /s/ R. Gifford
                                       Name: R. Gifford Title:
                                            Title: Head of London Branch

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF FEBRUARY 7, 2007, AMONG GENCO SHIPPING & TRADING LIMITED, VARIOUS FINANCIAL INSTITUTIONS AND DNB NOR BANK ASA, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

                  Citibank, N.A.
                   By:  /s/ Robert Malleck
                   Name: Robert Malleck
                   Title: Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF FEBRUARY 7, 2007, AMONG GENCO SHIPPING & TRADING LIMITED, VARIOUS FINANCIAL INSTITUTIONS AND DNB NOR BANK ASA, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

                            THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

                   By: John Lowe
                   Name: John Lowe
                   Title: Associate Director, Marine Finance

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF FEBRUARY 7, 2007, AMONG GENCO SHIPPING & TRADING LIMITED, VARIOUS FINANCIAL INSTITUTIONS AND DNB NOR BANK ASA, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

                            SUMITOMO MITSUI BANKING CORPORATION

                   By: /s/ Phillippe Devos
                   Name: Phillippe Devos
                   Title:   Deputy General Manager

                                                                                            EXHIBIT N

FORM OF INCREMENTAL COMMITMENT AGREEMENT

This INCREMENTAL COMMITMENT AGREEMENT (this “Agreement”) is dated as of [________] [___], [___] and made between the banks and financial institutions listed on Schedule I attached hereto (the “Incremental Lenders”), DnB NOR BANK ASA, NEW YORK BRANCH (the “Administrative Agent”) and Genco Shipping & Trading Limited (the “Borrower”).

1.  Reference is made to the Credit Agreement, dated as of July 15, 2005, among the Borrower, the Lenders from time to time party thereto (the “Lenders”), and the Administrative Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement. This Agreement shall consitute a Credit Document.

2.  Each Incremental Lender hereby severally agrees to provide the Incremental Commitment set forth opposite its name on Schedule I attached hereto (for each such Incremental Lender, its “Incremental Commitment”). Each Incremental Commitment provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Section 1.13 thereof.

3.  The parties hereto acknowledge and agree that upon the Agreement Effective Date (as defined below), the Incremental Commitment of each Incremental Lender shall become, or in the case of an existing Lender under the Credit Agreement, shall be added to (and thereafter become a part of), the Commitment of such Incremental Lender. The parties hereto further agree that, with respect to the Incremental Commitment provided by each Incremental Lender pursuant to this Agreement, such Incremental Lender shall receive from the Borrower such upfront fees, unutilized commitment fees and/or other fees, if any, as may be separately agreed to in writing with Borrower and acknowledged by the Administrative Agent, all of which fees shall be due and payable to such Incremental Lender on the terms and conditions set forth in each such separate agreement.

4.  Furthermore, each of the parties hereto hereby agrees to the terms and conditions set forth on Schedule I hereto in respect of each Incremental Commitment provided pursuant to this Agreement.

5.  Each Incremental Lender, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) confirms that it is an Eligible Transferee, (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents, (iv) appoints and authorizes the Administrative Agent to take such

Exhibit N

action as Administrative Agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

6.  Upon the date of (i) the execution of a counterpart of this Agreement by each Incremental Lender, the Administrative Agent and the Borrower, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other electronic transmission) hereof, (iii) the payment of any fees then due and payable in connection herewith and (iv) the satisfaction of any other conditions precedent set forth in Section 3 of Schedule I hereto (such date, the “Agreement Effective Date”), each Incremental Lender party hereto (i) shall be obligated to make the Loans provided to be made by it as provided in this Agreement on the terms, and subject to the condi-tions, set forth in the Credit Agreement and in this Agreement and (ii) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Credit Documents.

7.  The Borrower acknowledges and agrees that it shall be liable for all Obligations with respect to the Incremental Commitments provided hereby including, without limita-tion, all Loans made and letters of credit issued pursuant thereto, in each case to the extent incurred by or issued for the account of, or guaranteed by, the Borrower in accordance with the terms of the Credit Documents.

8.  Attached hereto as Annex I is the officer’s certificate required to be delivered pursuant to clause (iii) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 11.01 of the Credit Agreement certifying that the conditions set forth in clauses (i) and (ii) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 11.01 of the Credit Agreement have been satisfied.

9.  Attached hereto as Annex II is an opinion of [insert name or names of counsel, including in-house counsel, who will be delivering opinion], counsel to the Borrower, delivered as required pursuant to clause (iv) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 11.01 of the Credit Agreement.

10.  Attached hereto as Annex III are true and correct copies of an officer’s certificate and a good standing certificate of the Borrower required to be delivered pursuant to clause (v) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 11.01 of the Credit Agreement.

11.  Upon the occurrence of the Agreement Effective Date, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 13.12 of the Credit Agreement.

12.  In the event of any conflict between the terms of this Agreement and those of the Credit Agreement, the terms of the Credit Agreement shall control.

Exhibit N

13.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

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            [NAME OF EACH INCREMENTAL LENDER]

            By: __________________________
            Name:
            Title:

            GENCO SHIPPING & TRADING LIMITED

            By: __________________________
            Name:
            Title:

            DnB NOR BANK ASA, NEW YORK BRANCH, as Administrative Agent

            By: __________________________
            Name:
            Title:

            By: __________________________
            Name:
            Title:

                                                                                    SCHEDULE I to EXHIBIT N

TERMS AND CONDITIONS FOR INCREMENTAL COMMITMENT AGREEMENT

Dated as of _____________, ____

1. BORROWER: GENCO SHIPPING & TRADING LIMITED

2. Incremental Commitment amounts (as of the Agreement Effective Date):

Names of Incremental Lenders	Amount of Incremental Commitment

Total:[1]

3.	Other Conditions Precedent:[2]

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1 The aggregate amount of Incremental Commitments must be at least $25,000,000 and in integral multiples of $25,000,000 in excess thereof.

2 Insert any additional conditions precedent which may be required to be satisfied prior to the Agreement Effective Date.